UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6499

Name of Fund:  MuniYield California Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield California Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 04/30/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield California
Fund, Inc.


Semi-Annual Report
April 30, 2004



MuniYield California Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863; (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



MuniYield California Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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MuniYield California Fund, Inc.



The Benefits and Risks of Leveraging


MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of April 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 9.88%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004



A Letter From the President


Dear Shareholder

For the six-month and 12-month periods ended April 30, 2004, the Lehman Brothers Municipal Bond Index posted returns of +1.19% and +2.68%, respectively. Its taxable counterpart, the Lehman Brothers Aggregate Bond Index, had returns of +1.25% and +1.82% for the same periods. Amid considerable month-to-month volatility, tax-exempt bond yields rose over the past year, although not to the same extent as 10-year U.S. Treasury yields. In all, tax-exempt securities continued to be an attractive fixed income investment alternative.

As of April month-end, the Federal Reserve Board maintained its accommodative policy stance, although a better-than-expected employment report for the month of March prompted speculation that an interest rate increase could come sooner than many had expected. On April 2, 2004, the good news on the employment front - previously the one dim spot in an otherwise bright economic picture - helped prompt the yield on the 10-year Treasury bond to spike nearly 25 basis points (.25%) from 3.91% to 4.15%. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. If economic growth maintains its recent pace and employment figures continue to improve, many believe it is just a matter of time before interest rates move upward.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. For the six-month and 12-month periods ended April 30, 2004, the Standard & Poor's 500 Index returned +6.27% and +22.88%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments have led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties - not the least of which are geopolitical in nature - which can translate into negative market movements. Keeping this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004



A Discussion With Your Fund's Portfolio Manager


Given the still uncertain interest rate environment, we maintained a defensive stance throughout the period, seeking to protect the Fund's net asset value and enhance current yield for our shareholders.


Describe the recent market environment relative to municipal bonds.

For much of the six-month period, a positive economic backdrop helped bond prices to move higher as yields, which typically move opposite of prices, declined. In early April, however, a surprisingly strong monthly employment report triggered fears that the long-accommodative Federal Reserve Board might raise interest rates sooner than many had expected. As a result, bond yields rose (prices fell) sharply for the remainder of the period. At the end of April, long-term U.S. Treasury bond yields had climbed to 5.13%, representing an increase of approximately 15 basis points (.15%) over the past six months. Ten-year U.S. Treasury note yields stood at 4.30% as of period-end, an increase of more than 20 basis points.

Tax-exempt bond yields generally mimicked the movement of their taxable counterparts, although volatility in the municipal market was more subdued. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose just four basis points over the past six months. For the same period, yields on AAA-rated issues maturing in 30 years increased approximately 10 basis points to 4.93% while yields on 10-year, AAA-rated issues rose more than 16 basis points to nearly 4%, according to Municipal Market Data. The more marked increase in 10-year bond yields may be attributed to the fact that recent issuance has been heavily concentrated in the 10-year - 20-year range. The resulting supply imbalance prompted higher intermediate bond yields (and lower prices). Longer-maturity and lower-rated issues continued to benefit from more favorable supply/demand factors and, therefore, have seen less price depreciation. For the six-month period as a whole, municipal bond supply declined approximately 5% compared to the same period a year ago.

While investor enthusiasm for stocks has taken some attention away from fixed income markets, overall demand for tax-exempt municipal bonds has remained positive. Recent Federal Reserve Board statistics showed that U.S. household holdings of municipal securities increased by more than $25 billion during the fourth quarter of 2003 to approximately $680 billion. In addition, data from the Investment Company Institute indicates that, in just the first three months of 2004, tax-exempt bond funds have seen net new cash flows of almost $640 million.


Describe conditions in the State of California.

In March 2004, California voters approved measures authorizing the issuance of up to $15 billion in economic recovery bonds to finance accumulated fiscal-year deficits. At the same time, the State Constitution was amended to provide for the enactment and maintenance of a balanced state budget; the establishment of specific reserve requirements; and restrictions on future deficit-related borrowing. Passage of the propositions mitigated short-term liquidity risks while providing the Legislature with additional time to formulate future budget solutions.

Following the approval of these measures, Moody's Investors Service revised the state's credit outlook from negative to stable while Standard & Poor's (S&P) revised the outlook from stable to positive. Moody's and S&P affirmed California's outstanding long-term ratings of Baa1 and BBB, respectively, noting that further credit improvement is contingent on the state's ability to reduce its structural imbalances. The positive developments came as a welcomed change following several months of negative news, highlighted by a $38 billion budget deficit, a gubernatorial recall election in October 2003 and credit downgrades from all three major rating agencies.


How did the Fund perform in light of the existing market conditions?

For the six-month period ended April 30, 2004, the Common Stock of MuniYield California Fund, Inc. had net annualized yields of 6.56% and 7.14%, based on a period-end per share net asset value of $14.85 and a per share market price of $13.66, respectively, and $.486 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.22%, based on a change in per share net asset value from $15.17 to $14.85, and assuming reinvestment of $.486 per share ordinary income dividends.

For the six-month period ended April 30, 2004, the Fund's Auction
Market Preferred Stock (AMPS) had an average yield of 1.03% for Series A, .92% for Series B and .81% for Series C.



MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004



The Fund's total return, based on net asset value, lagged its comparable Lipper category of California Municipal Debt Funds, which had an average return of +2.41% for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues exempt from taxation in the State of California.) We have been managing the Fund conservatively, maintaining a shorter duration than many of our peers in order to protect the Fund's net asset value and insulate the portfolio from any spikes in interest rates. During the past six months, the municipal bond market rallied (yields fell as prices rose) more strongly than anticipated, and our strategy temporarily resulted in under-performance relative to our peers. We continue to believe the Fund is positioned to outperform when interest rates eventually rise, a phenomenon we began to see as the period closed.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We have been managing the Fund defensively - preparing for an eventual rise in long-term interest rates - for some time. In keeping with this approach, our portfolio duration has been substantially below the industry average. Generally, the lower the duration, the less an investment will fluctuate in value as interest rates move up or down. Although our emphasis on limiting price volatility does result in slight underperformance when interest rates move lower, that trend had already started to reverse dramatically as the period came to a close. We believe the Fund's relative performance will improve meaningfully as market rates continue to rise on expectations that the Federal Reserve Board will raise the Federal Funds target rate sooner than many had anticipated.

While seeking to protect the Fund's net asset value, we also have been emphasizing current yield in the portfolio. To that end, our primary focus when making purchases has been on higher-coupon bonds that we believe can deliver a high current accrual.

During the period, the Fund's borrowing costs generally remained in the .75% - 1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders. At this point, the Federal Reserve Board appears poised to begin raising short-term interest rates, most likely later in 2004. The increase, however, is expected to be gradual and should not have a material impact on the positive advantage leverage has had on the Fund's Common Stock yield. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 30.68% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

In preparation for rising interest rates, the Fund remained defensively positioned at period-end with a shorter-than-average portfolio duration. The Fund also was fully invested at the close of the period. With short-term cash equivalents yielding only about 1%, the performance penalty for holding assets in cash reserves is far too severe.

While we are keeping an eye toward adopting a more aggressive stance, we believe such a move is further down the road, perhaps after the Federal Reserve Board has entered a tightening monetary cycle. As interest rates rise, we also intend to address the Fund's call structure. If the market falls far enough, in our estimation, it may be time to extend the average call protection in the Fund, effectively making it a more aggressive portfolio.

Finally, credit quality remains an important focus in managing the Fund. Given the recent positive developments in California's finances, we may look to increase the Fund's exposure to state-related credits; that is, California general obligation bonds and other direct obligations backed by the full faith and credit of the state.


Walter C. O'Connor
Vice President and Portfolio Manager


May 7, 2004



MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004


Schedule of Investments                                                                                      (In Thousands)

               S&P      Moody's  Face
               Ratings  Ratings  Amount    Municipal Bonds                                                         Value
California--133.7%

                                           ABAG Finance Authority for Nonprofit Corporations, California,
                                           Revenue Refunding Bonds:
               BBB+     NR*      $ 2,000      (Episcopal Homes Foundation), COP, 5.125% due 7/01/2018             $   1,900
               BBB      NR*        1,730      (Redwood Senior Homes and Services), 6% due 11/15/2022                  1,764

               AAA      Aaa        3,975   Antioch Area Public Facilities Financing Agency, California,
                                           Special Tax (Community Facilities District Number 1989-1), 5.70%
                                           due 8/01/2022 (a)                                                          4,324

               AAA      Aaa        4,690   Arcata, California, Joint Powers Financing Authority, Tax Allocation
                                           Revenue Refunding Bonds (Community Development Project Loan),
                                           Series A, 6% due 8/01/2023 (a)                                             4,830

               AAA      Aaa        2,500   Bakersfield, California, COP, Refunding (Convention Center Expansion
                                           Project), 5.80% due 4/01/2017 (h)                                          2,728

               AA-      Aa2        3,135   California HFA, Home Mortgage Revenue Bonds, Series D, 5.85% due
                                           8/01/2017                                                                  3,316

                                           California Health Facilities Financing Authority Revenue Bonds:
               AAA      NR*        5,000      (Kaiser Permanente), RIB, Series 26, 9.59% due 6/01/2022 (f)(j)         5,541
               NR*      Aa3        2,835      (Scripps Research Institute), Series A, 6.625% due 7/01/2018            2,910
               A-       A3         2,500      (Stanford Hospital and Clinics), Series A, 5% due 11/15/2023            2,442

               AAA      Aaa        1,490   California Health Facilities Financing Authority, Revenue Refunding
                                           Bonds (Pomona Valley Hospital Medical Center), Series A, 5.625% due
                                           7/01/2019 (h)                                                              1,615

                                           California Infrastructure and Economic Development Bank Revenue
                                           Bonds:
               AAA      Aaa        2,520      (Asian Museum Foundation of San Francisco), 5.50% due
                                              6/01/2018 (h)                                                           2,734
               A-       NR*        4,990      (J. David Gladstone Institute Project), 5.50% due 10/01/2022            5,205

               BBB+     Baa2      13,000   California Pollution Control Financing Authority, Solid Waste
                                           Disposal Revenue Refunding Bonds (Republic Services Inc. Project),
                                           AMT, Series C, 5.25% due 6/01/2023                                        12,925

                                           California Rural Home Mortgage Finance Authority, S/F Mortgage
                                           Revenue Bonds (Mortgage-Backed Securities Program), AMT:
               NR*      Aaa          270      Series A-1, 6.90% due 12/01/2024 (d)(g)                                   284
               AAA      NR*          280      Series B, 6.15% due 6/01/2020 (e)                                         290

                                           California State Department of Veteran Affairs, Home Purpose Revenue
                                           Refunding Bonds:
               AAA      Aaa        3,000      Series A, 5.30% due 12/01/2021 (a)                                      3,116
               AA-      Aa2        5,970      Series C, 5.875% due 12/01/2015                                         6,210
               AA-      Aa2        9,315      Series C, 6.05% due 12/01/2020                                          9,704
               AA-      Aa2        2,500      Series C, 6.15% due 12/01/2027                                          2,605

               BBB+     A3         4,500   California State Department of Water Resources, Power Supply Revenue
                                           Bonds, Series A, 5.75% due 5/01/2017                                       4,875

               AA       Aa3        8,000   California State Department of Water Resources Revenue Bonds
                                           (Central Valley Project), 5.25% due 7/01/2022                              8,017



Portfolio Abbreviations


To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HFA    Housing Finance Agency
M/F    Multi-Family
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family



MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P      Moody's  Face
               Ratings  Ratings  Amount    Municipal Bonds                                                         Value
California (continued)

                                           California State, GO, Refunding:
               BBB      Baa1     $ 8,000      5.75% due 5/01/2030                                                 $   8,286
               AA-      Baa1       2,785      (Veterans), AMT, Series BJ, 5.70% due 12/01/2032                        2,808

                                           California State Public Works Board, Lease Revenue Bonds:
               AAA      Aaa        2,000      (California State University), Series C, 5.40% due 10/01/2022 (h)       2,091
               BBB-     Aaa        6,800      (Department of Corrections), Series A, 7% due 11/01/2004 (i)            7,133
               BBB-     Baa2       5,000      (Department of Corrections), Series C, 5.50% due 6/01/2023              5,093
               AAA      Aaa        6,645      (Department of Health Services), Series A, 5.75% due 11/01/2017 (h)     7,323
               AAA      Baa2      17,000      (Various Community College Projects), Series A, 5.625% due
                                              3/01/2016 (a)                                                          18,295

                                           California State University and Colleges, Housing System Revenue
                                           Refunding Bonds (c):
               AAA      Aaa        3,000      5.75% due 11/01/2015                                                    3,215
               AAA      Aaa        3,500      5.80% due 11/01/2017                                                    3,754
               AAA      Aaa        3,900      5.90% due 11/01/2021                                                    4,180

                                           California State, Various Purpose, GO:
               BBB      Aaa        4,730      5.50% due 4/01/2030                                                     4,839
               BBB      Baa1       6,850      5.50% due 11/01/2033                                                    6,997

               AAA      Aaa        5,250   California Statewide Communities Development Authority, COP
                                           (John Muir/Mount Diablo Health System), 5.125% due 8/15/2022 (h)           5,378

                                           California Statewide Communities Development Authority, Health
                                           Facility Revenue Bonds (Memorial Health Services), Series A:
               A        A3         3,270      6% due 10/01/2023                                                       3,462
               A        A3         3,000      5.50% due 10/01/2033                                                    3,004

               AA-      A1         5,000   California Statewide Communities Development Authority Revenue Bonds
                                           (Sutter Health), Series B, 5.50% due 8/15/2028                             5,096

               BBB      Baa2       2,000   Central California, Joint Powers Health Financing Authority, COP
                                           (Community Hospitals of Central California), 6% due 2/01/2020              2,080

               AAA      Aaa        2,000   Chino Basin, California, Regional Financing Authority Revenue Bonds
                                           (Inland Empire Utility Agency Sewer Project), 5.75% due 11/01/2019 (h)     2,220

               AAA      Aaa        2,705   Contra Costa County, California, Public Financing Lease Revenue
                                           Refunding Bonds (Various Capital Facilities), Series A, 5.30% due
                                           8/01/2020 (h)                                                              2,841

               AAA      Aaa        2,500   Davis, California, Joint Unified School District, Community
                                           Facilities District, Special Tax Refunding Bonds, Number 1, 5.50%
                                           due 8/15/2021 (h)                                                          2,651

               BBB      Baa3       5,650   Golden State Tobacco Securitization Corporation of California,
                                           Tobacco Settlement Revenue Bonds, Series A-4, 7.80% due 6/01/2042          5,969

               NR*      Aaa        9,957   Industry, California, Urban Development Agency, Tax Allocation
                                           Refunding Bonds, RIB, Series 632-X, 9.66% due 5/01/2021 (h)(j)            11,332

               NR*      Aaa        2,000   Los Angeles, California, COP (Sonnenblick Del Rio West Los Angeles),
                                           6.20% due 11/01/2031 (a)                                                   2,248

               AAA      Aaa       10,000   Los Angeles, California, Community College District, GO, Series A,
                                           5.50% due 8/01/2021 (h)                                                   10,705


MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P      Moody's  Face
               Ratings  Ratings  Amount    Municipal Bonds                                                         Value
California (continued)

                                           Los Angeles, California, Department of Water and Power, Electric
                                           Plant Revenue Refunding Bonds:
               AA-      Aaa     $  9,865      6% due 2/15/2005 (i)                                                $  10,330
               NR*      Aa3        4,920      RIB, Series 370, 10.61% due 2/15/2024 (j)                               5,382

                                           Los Angeles, California, Harbor Department Revenue Bonds, AMT:
               AA       Aa2        2,000      Series B, 6% due 8/01/2015                                              2,153
               AA       Aa2        6,000      Series B, 5.375% due 11/01/2023                                         6,068
               AAA      Aaa        4,000      RITR, Series RI-7, 10.975% due 11/01/2026 (h)(j)                        4,696

               AAA      Aaa        9,000   Los Angeles, California, Wastewater System Revenue Bonds, Series A,
                                           5% due 6/01/2023 (c)                                                       9,094

               AAA      Aaa        4,000   Los Angeles County, California, Metropolitan Transportation Authority,
                                           Sales Tax Revenue Bonds (Proposition C), Second Tier, Senior Series A,
                                           5.50% due 7/21/2005 (a)(i)                                                 4,271

               AAA      Aaa        5,000   Los Angeles County, California, Public Works Financing Authority,
                                           Lease Revenue Bonds (Multiple Capital Facilities Project VI), Series A,
                                           5.625% due 5/01/2026 (a)                                                   5,277

               AAA      Aaa        8,705   Modesto, California, Wastewater Treatment Facilities Revenue Bonds,
                                           5.625% due 11/01/2017 (h)                                                  9,561

               AAA      Aaa        1,750   North City-West, California, School Facilities Financing Authority,
                                           Special Tax Refunding Bonds, Series B, 5.75% due 9/01/2015 (f)             1,912

                                           Oakland, California, Joint Powers Financing Authority, Lease Revenue
                                           Bonds (Oakland Administration Buildings) (a):
               AAA      Aaa        2,000      5.90% due 8/01/2016                                                     2,191
               AAA      Aaa       11,395      5.75% due 8/01/2021                                                    12,314

                                           Oakland, California, Unified School District, Alameda County, GO,
                                           Series F (h):
               AAA      Aaa        3,290      5.50% due 8/01/2017                                                     3,574
               AAA      Aaa        3,770      5.50% due 8/01/2018                                                     4,093

               AAA      Aaa        1,750   Pleasant Valley, California, School District, Ventura County, GO,
                                           Series C, 5.75% due 8/01/2025 (b)(h)                                       1,896

               BBB-     NR*        2,255   Pomona, California, Public Financing Authority, Revenue Refunding
                                           Bonds (Merged Redevelopment Project), Series A1, 5.75% due 2/01/2034       2,183

               AAA      Aaa       10,600   Port Oakland, California, Port Revenue Refunding Bonds, Series I,
                                           5.40% due 11/01/2017 (h)                                                  11,424

               AAA      Aaa        2,000   Port Oakland, California, Revenue Refunding Bonds, AMT, Series N, 5%
                                           due 11/01/2022 (h)                                                         2,008

               NR*      Aaa        5,808   Port Oakland, California, RIB, Refunding, AMT, Series 717X, 9.40% due
                                           11/01/2027 (c)(j)                                                          6,055

               AAA      Aaa        4,315   Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation
                                           Refunding Bonds (Rancho Redevelopment Project), 5.25% due 9/01/2020 (f)    4,543

               AAA      Aaa        2,345   Richmond, California, Redevelopment Agency, Tax Allocation, Refunding
                                           Bonds (Harbour Redevelopment Project), Series A, 5.50% due 7/01/2018 (h)   2,540

               AAA      Aaa        5,000   Sacramento, California, Municipal Utility District, Electric Revenue
                                           Refunding Bonds, Series L, 5.125% due 7/01/2022 (h)                        5,134

                                           Sacramento County, California, Sanitation District, Financing
                                           Authority, Revenue Refunding Bonds:
               AA       Aa3        4,500      RIB, Series 366, 10.362% due 12/01/2027 (j)                             5,054
               AA       Aa3        5,695      Series A, 5.60% due 12/01/2017                                          6,038
               AA       Aa3        6,190      Series A, 5.75% due 12/01/2018                                          6,582
               AA       Aa3        3,750      Trust Receipts, Class R, Series A, 10.56% due 12/01/2019 (j)            4,278

               AAA      Aaa       10,100   San Bernardino, California, City Unified School District, GO,
                                           Refunding, Series A, 5.875% due 8/01/2024 (c)                             11,040

               AAA      Aaa        3,000   San Bernardino, California, Joint Powers Financing Authority, Lease
                                           Revenue Bonds (Department of Transportation Lease), Series A, 5.50%
                                           due 12/01/2020 (h)                                                         3,186

               AAA      Aaa        5,000   San Bernardino, California, Joint Powers Financing Authority, Tax
                                           Allocation Revenue Refunding Bonds, Series A, 5.75% due 10/01/2015 (f)     5,345

               AAA      Aaa        2,000   San Francisco, California, City and County Airport Commission,
                                           International Airport Revenue Bonds, AMT, Second Series, Issue 11,
                                           6.25% due 5/01/2005 (c)(i)                                                 2,114


MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

               S&P      Moody's  Face
               Ratings  Ratings  Amount    Municipal Bonds                                                         Value
California (concluded)

               AA       Aa3      $ 1,720   San Francisco, California, City and County Educational Facilities,
                                           GO (Community College), Series A, 5.75% due 6/15/2019                  $   1,898

               AAA      Aaa        4,715   San Francisco, California, City and County Redevelopment Agency,
                                           Lease Revenue Refunding Bonds (George R. Moscone Convention Center),
                                           6.80% due 7/01/2019 (f)                                                    4,849

               AA       Aa3        1,310   San Francisco, California, City and County Zoo Facilities, GO,
                                           Series B, 5.75% due 6/15/2019                                              1,446

               AAA      Aaa        4,590   San Joaquin Hills, California, Transportation Corridor Agency, Toll
                                           Road Revenue Refunding Bonds, Series A, 5.25% due 1/15/2030 (h)            4,635

               AAA      Aaa        2,020   Santa Clara, California, Unified School District, GO, 5.50% due
                                           7/01/2021 (c)                                                              2,179

               NR*      A3         3,500   Santa Clara County, California, Housing Authority, M/F Housing Revenue
                                           Bonds (John Burns Gardens Apartments Project), AMT, Series A, 6% due
                                           8/01/2041                                                                  3,492

               AAA      Aaa        4,000   Santa Monica, California, Redevelopment Agency, Tax Allocation Bonds
                                           (Earthquake Recovery Redevelopment Project), 6% due 7/01/2029 (a)          4,386

               AAA      Aaa        2,000   Sequoia, California, Unified High School District, GO, 5.70% due
                                           7/01/2024 (f)                                                              2,140

               AAA      Aaa        2,265   South Bayside, California, Waste Management Authority, Waste System
                                           Revenue Bonds, 5.75% due 3/01/2020 (a)                                     2,488

               AAA      NR*           90   Southern California Home Finance Authority, S/F Mortgage Revenue
                                           Bonds (Mortgage-Backed Securities Program), AMT, Series A, 6.75% due
                                           9/01/2022 (e)                                                                 90

               AAA      Aaa        3,235   Taft, California, Public Financing Authority, Lease Revenue Bonds
                                           (Community Correctional Facilty), Series A, 6.05% due 1/01/2017 (h)        3,536

               A+       A1         1,310   Torrance, California, Hospital Revenue Refunding Bonds (Torrance
                                           Memorial Medical Center), Series A, 6% due 6/01/2022                       1,387

                                           Vernon, California, Electric System Revenue Bonds (Malburg Generating
                                           Station Project):
               BBB+     Aaa        2,740      5.50% due 4/01/2022                                                     2,767
               BBB+     Aaa        1,250      5.50% due 4/01/2023                                                     1,261
               BBB+     Aaa        2,250      5.30% due 4/01/2026                                                     2,241

               AAA      Aaa        5,000   Vista, California, Joint Powers Financing Authority, Lease Revenue
                                           Refunding Bonds, 5.625% due 5/01/2016 (h)                                  5,485



Puerto Rico--2.9%

               AAA      Aaa        2,140   Puerto Rico Commonwealth Highway and Transportation Authority,
                                           Highway Revenue Bonds, Series Y, 5.50% due 7/01/2026 (h)(i)                2,334

                                           Puerto Rico Electric Power Authority, Power Revenue Bonds:
               A-       A3         3,000      Series NN, 5.125% due 7/01/2029                                         3,003
               AAA      Aaa        2,600      Series X, 5.50% due 7/01/2025 (h)                                       2,679

               A-       A3         1,000   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                                           Series U, 6% due 7/01/2014                                                 1,026


Virgin Islands--1.0%

               BBB-     Baa3       3,000   Virgin Islands Government Refinery Facilities, Revenue Refunding
                                           Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                    3,194

                                           Total Municipal Bonds (Cost--$415,544)--137.6%                           435,187


MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

                                 Shares
                                 Held      Short-Term Securities                                                   Value
                                      47   CMA California Municipal Money Fund++                                  $      47

                                           Total Short-Term Securities (Cost--$47)--0.0%                                 47

               Total Investments (Cost--$415,591)--137.6%                                                           435,234
               Other Assets Less Liabilities--6.7%                                                                   21,038
               Preferred Stock, at Redemption Value--(44.3%)                                                      (140,000)
                                                                                                                  ---------
               Net Assets Applicable to Common Stock--100.0%                                                      $ 316,272
                                                                                                                  =========

(a)AMBAC Insured.

(b)Escrowed to maturity.

(c)FGIC Insured.

(d)FHLMC Collateralized.

(e)FNMA/GNMA Collateralized.

(f)FSA Insured.

(g)GNMA Collateralized.

(h)MBIA Insured.

(i)Prerefunded.

(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2004.

*Not Rated.

++Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                  (in Thousands)

                                           Net          Dividend
Affiliate                                Activity        Income

CMA California Municipal
   Money Fund                            (14,286)         $10


See Notes to Financial Statements.



Quality Profile


The quality ratings of securities in the Fund as of April 30, 2004 were as follows:


                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    63.7%
AA/Aa                                      18.3
A/A                                         6.4
BBB/Baa                                    11.6



MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004


Statement of Net Assets

As of April 30, 2004
Assets

               Investments in unaffiliated securities, at value
               (identified cost--$415,543,953)                                                              $   435,186,557
               Investments in affiliated securities, at value (identified cost--$46,973)                             46,973
               Receivables:
                  Securities sold                                                         $    16,453,668
                  Interest                                                                      9,163,836        25,617,504
                                                                                          ---------------
               Prepaid expenses                                                                                       6,380
                                                                                                            ---------------
               Total assets                                                                                     460,857,414
                                                                                                            ---------------

Liabilities

               Payables:
                  Custodian bank                                                                4,126,281
                  Investment adviser                                                              219,442
                  Dividends to Common Stock shareholders                                          193,171
                  Other affiliates                                                                  3,196         4,542,090
                                                                                          ---------------
               Accrued expenses                                                                                      42,856
                                                                                                            ---------------
               Total liabilities                                                                                  4,584,946
                                                                                                            ---------------

Preferred Stock

               Preferred Stock, at redemption value, par value $.10 per share
               (2,400 Series A Shares, 2,400 Series B Shares and 800 Series C Shares of
               AMPS* issued and outstanding at $25,000 per share liquidation preference)                        140,000,000
                                                                                                            ---------------

Net Assets Applicable to Common Stock

               Net assets applicable to Common Stock                                                        $   316,272,468
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

               Common Stock, par value $.10 per share (21,295,255 shares issued and
               outstanding)                                                                                 $     2,129,526
               Paid-in capital in excess of par                                                                 299,957,928
               Undistributed investment income--net                                       $     2,929,720
               Accumulated realized capital losses on investments--net                        (8,387,310)
               Unrealized appreciation on investments--net                                     19,642,604
                                                                                          ---------------
               Total accumulated earnings--net                                                                   14,185,014
                                                                                                            ---------------
               Total--Equivalent to $14.85 net asset value per share of Common Stock
               (market price--$13.66)                                                                       $   316,272,468
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004


Statement of Operations

For the Six Months Ended April 30, 2004
Investment Income

               Interest                                                                                     $    12,513,496
               Dividends from affiliates                                                                              9,546
                                                                                                            ---------------
               Total income                                                                                      12,523,042
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     1,160,689
               Commission fees                                                                    176,414
               Accounting services                                                                 77,832
               Transfer agent fees                                                                 31,622
               Professional fees                                                                   29,829
               Printing and shareholder reports                                                    19,973
               Custodian fees                                                                      12,258
               Directors' fees and expenses                                                        11,322
               Listing fees                                                                        10,582
               Pricing fees                                                                         7,287
               Other                                                                               20,640
                                                                                          ---------------
               Total expenses before reimbursement                                              1,558,448
               Reimbursement of expenses                                                          (8,258)
                                                                                          ---------------
               Total expenses after reimbursement                                                                 1,550,190
                                                                                                            ---------------
               Investment income--net                                                                            10,972,852
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized gain on investments--net                                                                  1,206,596
               Change in unrealized appreciation on investments--net                                            (8,048,655)
                                                                                                            ---------------
               Total realized and unrealized loss on investments--net                                           (6,842,059)
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

               Investment income--net                                                                             (664,016)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $     3,466,777
                                                                                                            ===============

See Notes to Financial Statements.


MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004


Statements of Changes in Net Assets
                                                                                              For the             For the
                                                                                             Six Months             Year
                                                                                               Ended               Ended
                                                                                             April 30,          October 31,
Increase (Decrease) in Net Asset Value:                                                         2004                2003
Operations

               Investment income--net                                                     $    10,972,852   $    22,666,324
               Realized gain (loss) on investments--net                                         1,206,596          (41,823)
               Change in unrealized appreciation on investments--net                          (8,048,655)         1,001,147
               Dividends and distributions to Preferred Stock shareholders                      (664,016)       (2,059,080)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                             3,466,777        21,566,568
                                                                                          ---------------   ---------------

Dividends & Distributions to Common Stock Shareholders

               Investment income--net                                                        (10,349,494)      (20,698,988)

               Realized gain on invesments--net                                                        --          (57,092)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends and distributions
               to Common Stock shareholders                                                  (10,349,494)      (20,756,080)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

               Total increase (decrease) in net assets applicable to Common Stock             (6,882,717)           810,488
               Beginning of period                                                            323,155,185       322,344,697
                                                                                          ---------------   ---------------
               End of period*                                                             $   316,272,468   $   323,155,185
                                                                                          ===============   ===============
                  *Undistributed investment income--net                                   $     2,929,720   $     2,970,378
                                                                                          ===============   ===============

See Notes to Financial Statements.


MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004


Financial Highlights

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              April 30,             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002        2001++        2000++
Per Share Operating Performance

               Net asset value, beginning of period          $    15.17   $    15.14   $    15.22   $    14.19   $    13.32
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                           .52++++     1.06++++     1.07++++         1.03         1.02
               Realized and unrealized gain (loss)
               on investments--net                                (.32)          .04        (.06)         1.05          .88
               Dividends and distributions to Preferred
               Stock shareholders:
                  Investment income--net                          (.03)        (.10)        (.12)        (.20)        (.23)
                  Realized gain on investments--net                  --      --+++++      --+++++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .17         1.00          .89         1.88         1.67
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions to Common
               Stock shareholders:
                  Investment income--net                          (.49)        (.97)        (.97)        (.85)        (.80)
                  Realized gain on investments--net                  --      --+++++      --+++++           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions to Common
               Stock shareholders                                 (.49)        (.97)        (.97)        (.85)        (.80)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    14.85   $    15.17   $    15.14   $    15.22   $    14.19
                                                             ==========   ==========   ==========   ==========   ==========
               Market price per share, end of period         $    13.66   $    14.15   $    14.46   $    15.10   $  13.0625
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on market price per share                (.18%)+++        4.64%        2.18%       22.71%       10.18%
                                                             ==========   ==========   ==========   ==========   ==========
               Based on net asset value per share              1.22%+++        7.14%        6.14%       13.85%       13.45%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

               Total expenses, net of reimbursement***            .95%*         .95%         .99%        1.00%        1.02%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses***                                  .96%*         .96%         .99%        1.00%        1.02%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net***                   6.74%*        6.93%        7.13%        7.00%        7.51%
                                                             ==========   ==========   ==========   ==========   ==========
               Amount of dividends to Preferred Stock
               shareholders                                       .41%*         .63%         .77%        1.37%        1.69%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net, to Common Stock
               shareholders                                      6.33%*        6.30%        6.36%        5.63%        5.82%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock***


               Total expenses, net of reimbursement               .67%*         .67%         .69%         .69%         .69%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses                                     .67%*         .67%         .69%         .69%         .69%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net                      4.72%*        4.84%        4.95%        4.83%        5.05%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

               Dividends to Preferred Stock shareholders          .95%*        1.46%        1.76%        3.04%        3.47%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004


Financial Highlights (concluded)
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived     April 30,             For the Year Ended October 31,
from information provided in the financial statements.           2004        2003         2002        2001++        2000++
Supplemental Data

               Net assets applicable to Common Stock,
               end of period (in thousands)                  $  316,272   $  323,155   $  322,345   $  322,524   $  300,503
                                                             ==========   ==========   ==========   ==========   ==========
               Preferred Stock outstanding, end of
               period (in thousands)                         $  140,000   $  140,000   $  140,000   $  140,000   $  140,000
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                12.23%       20.24%       49.87%       58.17%       93.01%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

               Asset coverage per $1,000                     $    3,259   $    3,308   $    3,302   $    3,304   $    3,146
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

               Series A--Investment income--net              $      129   $      569   $      607   $      802   $      865
                                                             ==========   ==========   ==========   ==========   ==========
               Series B--Investment income--net              $      114   $      217   $      322   $      721   $      875
                                                             ==========   ==========   ==========   ==========   ==========
               Series C--Investment income--net              $      101   $      207   $      292   $      745   $      875
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***Do not reflect the effect of dividends to Preferred Stock shareholders.

++Certain prior year amounts have been reclassified to conform to current year presentation.

++++Based on average shares outstanding.

+++Aggregate total investment return.

+++++Amount is less than $(.01) per share.

See Notes to Financial Statements.


MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend dates. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2004, FAM reimbursed the Fund in the amount of $8,258.

For the six months ended April 30, 2004, the Fund reimbursed FAM
$4,718 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2004 were $56,266,833 and $55,405,947, respectively.

Net realized gains for the six months ended April 30, 2004 and net unrealized appreciation as of April 30, 2004 were as follows:


                                   Realized       Unrealized
                                      Gains     Appreciation

Long-term investments          $    800,140     $ 19,642,604
Forward interest rate swaps         406,456               --
                               ------------     ------------
Total                          $  1,206,596     $ 19,642,604
                               ============     ============


As of April 30, 2004, net unrealized appreciation for Federal income tax purposes aggregated $19,803,276, of which $21,353,763 related to appreciated securities and $1,550,487 related to depreciated securities. The aggregate cost of investments at April 30, 2004 for Federal income tax purposes was $415,430,254.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Preferred Stock
Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2004 were: Series A, 1.05%; Series B, .97%; and Series C, .98%.



MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004



Notes to Financial Statements (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $102,586 as commissions.


5. Capital Loss Carryforward:
On October 31, 2003, the Fund had a net capital loss carryforward of $8,339,735, of which $7,985,889 expires in 2008 and $353,846 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $0.081000 per share on May 27, 2004 to shareholders of record on May 14, 2004.


Proxy Results

During the six-month period ended April 30, 2004, MuniYield
California Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
1. To elect the Fund's Directors:    James H. Bodurtha            19,978,919          361,989
                                     Joe Grills                   19,965,818          375,090
                                     Roberta Cooper Ramo          19,973,962          366,946
                                     Robert S. Salomon, Jr.       19,966,741          374,167
                                     Stephen B. Swensrud          19,960,164          380,744



During the six-month period ended April 30, 2004, MuniYield
California Fund, Inc.'s Preferred Stock shareholders (Series A - C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

                                                                 Shares Voted     Shares Withheld
                                                                     For            From Voting
1. To elect the Fund's Board of Directors: James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold,
   Roberta Cooper Ramo, Robert S. Salomon, Jr., and
   Stephen B. Swensrud                                              3,403               180


MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004



Officers and Directors


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MYC



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIYIELD CALIFORNIA FUND, INC., APRIL 30, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield California Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield California Fund, Inc.


Date: June 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield California Fund, Inc.


Date: June 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield California Fund, Inc.


Date: June 18, 2004